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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): April 13, 1999

                       National Auto Finance Company, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-22067                                            65-0688619
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  (Commission File Number)                               (I.R.S. Employer
                                                        Identification No.)

10302 Deerwood Park Boulevard, Suite 100
        Jacksonville, Florida                                      32256
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (904) 996-2500
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              (Registrant's Telephone Number, Including Area Code)




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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

     Filed herewith and incorporated herein by reference is a copy of the National Auto Finance Company, Inc. (the "Company") Press Release, dated April 13, 1999, announcing that it has completed a comprehensive financial restructuring of its Senior Subordinated and Junior Subordinated Notes, resolved certain other issues with its Senior Subordinated Noteholders and Junior Subordinated Noteholders, entered into several loan facilities and arrangements with First Union National Bank, and modified certain of the terms of the insurance guarantee arrangements with Financial Security Assurance, the Company's bond insurer, related to the Company's securitized asset-backed bonds.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Exhibits.

        (99) Press Release, dated April 13, 1999.





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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  April 13, 1999.
                                        NATIONAL AUTO FINANCE COMPANY, INC.

                                        By: /s/ Stephen R. Veth
                                            ------------------------------------
                                        Name:   Stephen R. Veth
                                        Title:  Vice President, Secretary and
                                                General Counsel





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                       NATIONAL AUTO FINANCE COMPANY, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  Exhibit Index

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Exhibit No.                    Description                            Page
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
  (99)                         Press Release,
                               dated April 13, 1999
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